UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2016

ALEXANDER & BALDWIN, INC.
(Exact name of registrant as specified in its charter)

Hawaii	001-35492	45-4849780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 Bishop Street, P. O. Box 3440
Honolulu, Hawaii 96801
(Address of principal executive office and zip code)

(808) 525-6611
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Alexander & Baldwin, Inc. ("A&B") issued a press release on February 25, 2016 announcing its 2015 fourth quarter earnings.  This information is being furnished as Exhibit 99.1 to this report.

The Company will host a webcast meeting to discuss earnings on February 25, 2016 at 5:00 p.m. EST. Access to the webcast will be via a link on the investor relations page of A&B's corporate website at www.alexanderbaldwin.com. Presentation slides will be available for download from A&B's website at 4:30 p.m. EST on February 25, 2016.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

99.1	Press Release announcing 2015 fourth quarter earnings issued on February 25, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 25, 2016

ALEXANDER & BALDWIN, INC.

/s/ Paul K. Ito
Paul K. Ito
Senior Vice President, Chief Financial Officer,
and Treasurer